UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2009

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 10.08.04.01

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the Annual Meeting of Stockholders of Salem Communications Corporation (the “Company”) on June 3, 2009, the stockholders of the Company voted in favor of a new amendment and restatement (the “2009 Amendment and Restatement ”) of the Company’s Amended and Restated 1999 Stock Incentive Plan (the “Plan”).  Among other things, the 2009 Amendment and Restatement: (a) extended the expiration date of the Plan until May 25, 2019, and (b) re-affirmed the annual limitation of 100,000 shares available under awards granted to a single participant in order for such grants to be eligible for treatment as “performance based compensation” pursuant to Section 162(m) of the Internal Revenue Code, which annual limitation was previously approved by the Company’s stockholders in May 2005.  The 2009 Amendment and Restatement was approved as presented in the Company’s Definitive Proxy Statement filed with the United States Securities and Exchange Commission on April 24, 2009.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
10.08.04.01	Amended and Restated 1999 Stock Incentive Plan as amended and restated through June 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: June 9, 2009
By: /s/ EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.08.04.01	Amended and Restated 1999 Stock Incentive Plan as amended and restated through June 3, 2009.

Exhibit 10.08.04.01

AMENDED AND RESTATED

SALEM COMMUNICATIONS CORPORATION

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED

THROUGH JUNE 3, 2009)

TABLE OF CONTENTS
ARTICLE I PURPOSE OF PLAN	1
ARTICLE II EFFECTIVE DATE AND TERM OF PLAN	1
2.1 Term of Plan	1
2.2 Effect on Awards	1
2.3 Stockholder Approval	1
ARTICLE III SHARES SUBJECT TO PLAN	1
3.1 Number of Shares	1
3.2 Source of Shares	1
3.3 Availability of Unused Shares	1
3.4 Adjustment Provisions	2
(a) Adjustments	2
(b) No Fractional Interests	2
(c) Adjustments Related to Company Stock	2
(d) Right to Make Adjustment	2
(e) Limitations	2
3.5 Reservation of Shares	2
ARTICLE IV ADMINISTRATION OF PLAN	2
4.1 Administering Body	2
(a) Plan Administration	2
(b) Administration by Committee	2
4.2 Authority of Administering Body	3
(a) Authority to Interpret Plan	3
(b) Authority to Grant Awards	3
(c) Procedures	3
4.3 No Liability	3
4.4 Amendments	4
(a) Plan Amendment	4
(b) Award Amendments	4
(c) Limitation	4
4.5 Other Compensation Plans	4
4.6 Plan Binding on Successors	4
4.7 References to Successor Statutes, Regulations and Rules	4
4.8 Issuances for Compensation Purposes Only	4
4.9 Invalid Provisions	4
4.10 Governing Law	4
4.11 Interpretation	4
ARTICLE V GENERAL AWARD PROVISIONS	5
5.1 Participation in the Plan	5
(a) Eligibility to Receive Awards	5
(b) Eligibility to Receive Incentive Stock Options,	5
(c) Awards to Certain Eligible Persons	5
5.2 Award Documents	5
5.3 Exercise of Stock Options	5
5.4 Payment For Awards	5
(a) Payment of Exercise Price	5
(b) Company Assistance	5
(c) Cashless Exercise	6

i

(d) No Precedent	6
5.5 No Employment Rights	6
5.6 Restrictions Under Applicable Laws and Regulations	6
(a) Consents, Approvals	6
(b) No Registration Obligation; Recipient Representations	6
5.7 Additional Conditions	7
5.8 No Privileges of Stock Ownership	7
5.9 Nonassignability	7
5.10 Information to Recipients	7
5.11 Withholding Taxes	8
5.12 Legends on Awards and Stock Certificates	8
5.13 Effect of Termination of Employment on Awards	8
(a) Termination of Vesting	8
(b) Alteration of Vesting and Exercise Periods	8
(c) Leave of Absence	8
5.14 Limits on Awards to Certain Eligible Persons	8
5.15 Lock-Up Agreements	8
ARTICLE VI AWARDS	9
6.1 Stock Options	9
(a) Nature of Stock Options	9
(b) Option Exercise Price	9
(c) Option Period and Vesting	9
(d) Termination	9
(e) Special Provisions Regarding Incentive Stock Options	9
6.2 Performance Awards	10
(a) Grant of Performance Awards	10
(b) Payment of Performance Awards	10
6.3 Restricted Stock	10
(a) Award of Restricted Stock	10
(b) Requirements of Restricted Stock	10
(i) No Transfer	10
(ii) Certificates	10
(iii) Restrictive Legends	11
(iv) Other Restrictions	11
(c) Lapse of Restrictions	11
(d) Rights of Recipient	11
(e) Termination of Employment	11
6.4 Stock Appreciation Rights	11
(a) Granting of Stock Appreciation Rights	11
(b) Stock Appreciation Rights Related to Options	11
(c) Stock Appreciation Rights Unrelated to Options	12
(d) Limits	12
(e) Payments	12
6.5 Stock Payments	12
6.6 Dividend Equivalents	12
6.7 Stock Bonuses	12
6.8 Stock Sales	12
6.9 Phantom Stock	12
6.10 Other Stock-Based Benefits	12
6.11 Termination of Employment	12

ii

ARTICLE VII REORGANIZATIONS	13
7.1 Corporate Transactions Not Involving a Change in Control	13
7.2 Corporate Transactions Involving a Change in Control	13
ARTICLE VIII DEFINITIONS	13

iii

AMENDED AND RESTATED

SALEM COMMUNICATIONS CORPORATION

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED THROUGH JUNE 3, 2009)

ARTICLE I

PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in  Article VIII .

ARTICLE II

EFFECTIVE DATE AND TERM OF PLAN

2.1

Term of Plan.  This Plan became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date or (b) the date of any Plan termination pursuant to the provisions of  Section 7.2 , at which time this Plan shall automatically terminate.

2.2

Effect on Awards.  Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

2.3

Stockholder Approval.  This Plan was initially approved by the Company's stockholders within 12 months after the Effective Date.  The Second Amendment to the Plan was approved by Company's stockholders on June 11, 2003.  The Third Amendment to the Plan was approved by the Company’s stockholders on May 18, 2005.  The Fourth Amendment to the Plan was submitted for approval by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on June 3, 2009.  The effectiveness of any Awards granted contingent upon stockholder approval of the Plan or any amendment to the Plan is subject to such stockholder approval.

ARTICLE III

 SHARES SUBJECT TO PLAN

3.1

Number of Shares.  The maximum number of shares of Common Stock that may be issued pursuant to Awards shall be 3,100,000, subject to adjustment as set forth in  Section 3.4 .

3.2

Source of Shares.  The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including, without limitation, shares purchased on the open market.

3.3

Availability of Unused Shares.  Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to the this Plan or terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which the Award vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4

Adjustment Provisions.

(a)

Adjustments.  If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), including without limitation through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or similar transaction, then, subject to  Section 7.2 , an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares subject to this Plan as provided in  Section 3.1 , (ii) the number and kind of shares or other securities subject to then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

(b)

No Fractional Interests.  No fractional interests will be issued under this Plan resulting from any adjustments.

(c)

Adjustments Related to Company Stock.  To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

(d)

Right to Make Adjustment.  The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e)

Limitations. No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

3.5

Reservation of Shares.  The Company will at all times reserve and keep available a number of shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to then outstanding Awards.

ARTICLE IV

ADMINISTRATION OF PLAN

4.1

Administering Body.

(a)

Plan Administration.  This Plan shall be administered by the Board or by a Committee of the Board appointed pursuant to  Section 4.1(b) .

(b)

Administration by Committee.  The Board in its sole discretion may from time to time appoint a Committee (which may be a subcommittee of an existing committee of the Board) of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan.  As long as the Board has delegated authority to administer this Plan to the Committee and the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan may be administered by the Committee comprised of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee Director, and (ii) in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Compensation Committee shall, in addition to being a Non-Employee Director, be an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.  The Board may from time to time increase or decrease (but not below two) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time and revest in the Board the administration of this Plan.

4.2

Authority of Administering Body.

(a)

Authority to Interpret Plan.  Subject to the express provisions of this Plan, the Administering Body shall have the power to implement (including the power to delegate such implementation to appropriate officers of the Company), interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable.  The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award or Award Document shall be conclusive and binding.  Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award or Award Document shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons.  Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards and Award Documents.

(b)

Authority to Grant Awards.  Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards shall be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine.  The Administering Body may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of whether such prior Awards or such other grants are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion.  The purchase price, exercise price, initial value and any and all other terms and conditions of the Awards may be established by the Administering Body without regard to existing Awards or other grants; provided, however, that the purchase price, exercise price, and initial value of any existing Award shall not be re-priced or modified by the Administering Body unless all such modifications are approved by the duly authorized vote of a majority of all outstanding shares of the Company as of the date said modification to any existing Award(s) is authorized by the Administering Body.  The Administering Body may from time to time delegate authority to the Chief Executive Officer of the Company to grant Awards under this Plan, such authority shall not extend to (a) at any one time, authority to grant Awards covering more than 10,000 shares of Common Stock, (b) any Awards granted at less than Fair Market Value, (c) any Awards vesting in less than one year from the date of grant or (d) Awards to directors or executive officers of the Company who are (or would as of the date of the Award become) subject to Section 16 of the Exchange Act.  The Administering Body may designate the Secretary of the Company or other Company employees to assist the Administering Body in the administration of the Plan, and may grant authority to such persons to execute Award Documents evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Administering Body or the Company.

(c)

Procedures.  Subject to the Company's Charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken by the Board shall be valid if approved in accordance with applicable law.

4.3

No Liability.  No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

4.4

Amendments.

(a)

Plan Amendment.  The Administering Body may, insofar as permitted by applicable law, rule or regulation, and subject to  Section 4.4(c) , from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment.  Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, Exchange Act, the IRC or the rules of any exchange or interdealer quotation system upon which the Common Stock is listed or traded.  No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by this Plan or by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under  Section 3.4 ).

(b)

Award Amendments.  The Administering Body may, with the written consent of a Recipient and subject to the limitations on re-pricing set forth in Section 4.2(b) of this Plan, make such modifications in the terms and conditions of an Award as it deems advisable.  Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of the Recipient, at any time and from time to time after the grant of any Award accelerate or extend the vesting or exercise period of any Award as a whole or in part.

(c)

Limitation.  Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or any outstanding Award may impair or adversely affect any rights or obligations under any Award theretofore granted without the written consent of the Recipient to whom such Award was granted.

4.5

Other Compensation Plans.  The adoption of this Plan shall not affect any other stock option, restricted stock, incentive or other compensation plans in effect from time to time for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

4.6

Plan Binding on Successors.  This Plan shall be binding upon the successors and assigns of the Company.

4.7

References to Successor Statutes, Regulations and Rules.  Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

4.8

Issuances for Compensation Purposes Only.  This Plan is intended to constitute an "employee benefit plan," as defined in Rule 405 promulgated under the Securities Act, and shall be administered accordingly.

4.9

Invalid Provisions.  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.10

Governing Law.  This Plan shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.11

Interpretation.  Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan.  References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V

GENERAL AWARD PROVISIONS

5.1

Participation in the Plan.

(a)

Eligibility to Receive Awards.  A person shall be eligible to receive grants of Awards under this Plan if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company; provided, however , that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company.  Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons, generally.

(b)

Eligibility to Receive Incentive Stock Options.  Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

(c)

Awards to Certain Eligible Persons.  Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2

Award Documents.  Each Award granted under this Plan must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient, or by a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administering Body may in its discretion determine.  Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date on or after the date of grant but prior to the date of such an agreement or memorandum.  Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document.  Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.  In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3

Exercise of Stock Options.  No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.  A Stock Option shall be deemed to be exercised when the Secretary or other designated officer of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11 or, with permission of the Administering Body, arrangement for such payment.  Notwithstanding any other provision of this Plan, the Company and/or the Administering Body may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, any amounts required under Section 5.11, or any applicable section of the IRC.

5.4

Payment For Awards.

(a)

Payment of Exercise Price.  The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

(b)

Company Assistance.  The Company shall not assist any person to whom an Award is granted hereunder (including without limitation any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award by lending such amounts to such person.

(c)

Cashless Exercise.  If permitted in any case by the Administering Body in its sole discretion, the exercise price for Awards may be paid by delivery of Common Stock to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Company, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity Awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance;  provided, however , that, subject to applicable laws and regulations, the Company and/or the Administering Body may allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(d)

No Precedent.  Recipients will have no rights to the assistance described in Section 5.4(b) or to the exercise techniques described in  Section 5.4(c) , and the Company may offer or permit such assistance or techniques on an  ad hoc  basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.5

No Employment Rights.  Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause.  Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient.  Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body's determination thereof shall be final and binding.

5.6

Restrictions Under Applicable Laws and Regulations.

(a)

Consents, Approvals.  All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such

Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.  During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan.  The inability of the Company to obtain any such qualifications, consents, approvals or authorizations it deems necessary shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b)

No Registration Obligation; Recipient Representations.  The Company shall be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws.  Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements.  In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying securities for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued.  The Company may also order its transfer agent to stop transfers of such securities.  The Administering Body may also require the Recipient to provide the Company such information and other documents as it may request in order to satisfy the Company as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.7

Additional Conditions.  Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body deems appropriate, including without limitation provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of securities acquired under any Award, provisions giving the Company the right to repurchase securities acquired under any Award in the event the Recipient elects to terminate employment with the Company or dispose of such securities, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

5.8

No Privileges of Stock Ownership.  Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the date the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with the exercise of the Award, and the Company has issued such shares.  Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.  No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder.  Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person.  To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9

Nonassignability.  Unless the Administering Body shall otherwise determine on a case-by-case basis, no Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this  Section 5.9 , upon dissolution of marriage pursuant to a qualified domestic relations order.  Unless the Administering Body shall otherwise determine on a case-by-case basis, during the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative.  Notwithstanding the foregoing, (i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned, transferred or exercisable in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

5.10

Information to Recipients.

(a)

The Company shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

(b)

The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan.  The Company may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to Recipient's obligations under this Section 5.10(b) ).

5.11

Withholding Taxes.  Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith.  The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of shares of Common Stock of the Company or by withholding a portion of shares otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding.

5.12

Legends on Awards and Stock Certificates.  Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate.  The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body and such decision shall be final and binding.

5.13

Effect of Termination of Employment on Awards.

(a)

Termination of Vesting.  Awards will be exercisable by a Recipient (or the Recipient's successor-in-interest) following such Recipient's termination of employment with or service to the Company or any Affiliated Entity only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

(b)

Alteration of Vesting and Exercise Periods.  Notwithstanding anything to the contrary herein, (i) the Administering Body may, in its discretion, designate shorter or longer periods for the vesting or exercise of any Award, or the lapse of transfer or other restrictions pertaining thereto, following a Recipient's termination of employment with the Company or any Affiliated Entity,  provided, however , that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Document that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient; and (ii) the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Award that had not become exercisable on or prior to the date of such termination or to extend the vesting period beyond the date of such termination.

(c)

Leave of Absence.  In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Awards granted to such employee as the Administering Body in its discretion deems appropriate.

5.14

Limits on Awards to Eligible Persons.  Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any Awards with respect to more than 100,000 shares of Common Stock in any one calendar year.  The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII , but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

5.15

Lock-Up Agreements.  Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering.  Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.15.

ARTICLE VI

AWARDS

6.1

Stock Options.

(a)

Nature of Stock Options.  Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b)

Option Exercise Price.  The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted.  The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant.  Subject to approval by the stockholders, the Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment.  No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

(c)

Option Period and Vesting.  Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment by or service to the Company shall be subject to  Section 5.13 ..  Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten years after the date the Stock Option is granted (or, for Nonqualified Stock Options, such date later than ten years after the Stock Option is granted as shall be determined in the discretion of the Administering Body) and shall be subject to earlier termination as provided herein or in the Award Document.  The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Stock Option as a whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased.  Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d)

Termination.  Unless determined otherwise by the Administering Body in its sole discretion, Stock Options shall expire on the earliest of (i) one year from the date on which the Recipient ceases to be an Eligible Person for any reason other than death; (ii) one year from the date of the Recipient's death; or (iii) with respect to each installment of such Stock Option, the fifth anniversary of the vesting date of such installment.  If a Recipient who is an employee of the Company or any Affiliated Entity ceases for any reason to be such an employee, that portion of the Stock Option that has not yet vested shall terminate, unless the Administering Body accelerates the vesting schedule in its sole discretion (in which case, the Administering Body may impose whatever conditions it considers appropriate on the accelerated portion).  Stock Options granted to a Recipient who is not such an employee may be made subject to such other termination provisions as determined appropriate by the Administering Body.

(e)

Special Provisions Regarding Incentive Stock Options.

(i)

Notwithstanding anything herein to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder.  As of the Effective Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten years from the date of grant of such Incentive Stock Option, or the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii)

If for any reason other than death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of:  (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with or in service to the Company or any Affiliated Entity; and (B) three months after the date of termination of the Recipient's employment or service.

(iii)

If as a result of death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of:  (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) one year after the date of termination of the Recipient's employment or service.

(iv)

The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under such plans during any one calendar year shall not exceed $100,000.

(v)

Award Documents evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to comply with the applicable provisions of Section 422 of the IRC.

(vi)

Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options.  If the limit described in  Section 6.1(f)(iv)  is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2

Performance Awards.

(a)

Grant of Performance Awards.  The Administering Body shall determine in its discretion the pre-established, objective performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

(b)

Payment of Performance Awards.  Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in shares of Common Stock valued at Fair Market Value as of the date payment is due.

6.3

Restricted Stock.

(a)

Award of Restricted Stock.  The Administering Body shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse.

(b)

Requirements of Restricted Stock.  All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

                  (i)

                No Transfer.  The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii)

Certificates.  The Company may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to this Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii)

Restrictive Legends.  Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Company deems necessary or appropriate to enforce such restrictions; and

(iv)

Other Restrictions.  The Administering Body may impose such other conditions on Restricted Stock as the Administering Body may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or shares of the same class are then listed or traded and under any blue sky or other securities laws applicable to such shares.

(c)

Lapse of Restrictions.  The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administering Body.

(d)

Rights of Recipient.  Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

(e)

Termination of Employment.  Unless the Administering Body in its discretion determines otherwise, if a Recipient's employment with the Company or any Affiliated Entity terminates for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4

Stock Appreciation Rights.

(a)

Granting of Stock Appreciation Rights.  The Administering Body may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b)

Stock Appreciation Rights Related to Options.

(i)

A Stock Appreciation Right granted in connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii).  Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii)

A Stock Appreciation Right granted in connection with a Stock Option hereunder will be exercisable only when, and only to the extent that, the related Stock Option is exercisable, will not be transferable except to the extent that such related Stock Option may be transferable, will not expire later than the underlying Stock Option, and will be exercisable only when the Fair Market Value of the Common Stock subject to the underlying Stock Option exceeds the exercise price of such Stock Option.

(iii)

Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

                (c)          Stock Appreciation Rights Unrelated to Options.  The Administering Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons.  Section 6.4(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the exercise price specified in the related Stock Option, the initial base amount specified in the Award shall be used.

(d)

Limits.  Notwithstanding the foregoing, the Administering Body, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

(e)

Payments.  Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Administering Body, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable.  The Administering Body has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right.  If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5

Stock Payments.  The Administering Body may approve Stock Payments of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash, on such terms and conditions as the Administering Body may determine.  Stock Payments will replace such cash payments at the Fair Market Value of the Common Stock on the date payment is due.

6.6

Dividend Equivalents.  The Administering Body may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock.  Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent.  Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine.  Notwithstanding the foregoing, the payment of a Dividend Equivalent with respect to a Stock Option or Stock Appreciation Right intended to constitute Performance-Based Compensation shall not be contingent upon the exercise of such Stock Option or Stock Appreciation Right.

6.7

Stock Bonuses.  The Administering Body may issue shares of Common Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

6.8

Stock Sales.  The Administering Body may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administering Body may determine.

6.9

Phantom Stock.  The Administering Body may grant Awards of Phantom Stock.  Phantom Stock is a cash bonus granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10

Other Stock-Based Benefits.  The Administering Body is authorized to grant Other Stock-Based Benefits.  Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that (a) by their terms might involve the issuance or sale of Common Stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock.

6.11

Termination of Employment.  Except as otherwise provided for in this Plan or determined by the Administering Body in its discretion, all Awards granted to a Recipient, and all of such Recipient's rights thereunder, shall terminate upon termination for any reason of such Recipient's employment with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

ARTICLE VII

REORGANIZATIONS

7.1

Corporate Transactions Not Involving a Change in Control.  If the Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

7.2

Corporate Transactions Involving a Change in Control.  Unless otherwise set forth in an Award Document or in this Section 7.2, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices).  If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then subject to Section 5.13 and Section 6.11, any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise or receive the full benefit of the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

ARTICLE VIII

DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

"Administering Body" means the Board as long as no Committee has been appointed and delegated authority by the Board and shall mean the Committee as long as the Committee is appointed and has been delegated authority and has not been disbanded by the Board.

"Affiliated Entity" means any Parent Corporation of the Company or Subsidiary Corporation of the Company.

"Award" means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

"Award Document" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

"Board" means the Board of Directors of the Company.

"Change in Control" means the following and shall be deemed to occur if any of the following events occur:

(a)

Any Person (other than a Permitted Transferee) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

(b)

Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(c)

Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than:

(i)

a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing five percent (5%) or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation); or

(ii)

a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(d)

Approval by the Stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Class A common stock of the Company, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

"Company" means Salem Communications Corporation, a Delaware corporation.

"Committee" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

"Dividend Equivalent" means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

"Effective Date" means May 25, 1999, which is the date this Plan was initially adopted by the Board.

"Eligible Person" means any director, officer, employee, consultant or advisor of the Company or of any Affiliated Entity.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Expiration Date" means the 20th anniversary of the Effective Date.

"Fair Market Value" of a share of the Company's capital stock as of a particular date shall be (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq Global Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in  The Wall Street Journal  and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq Global Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Capital Market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body;  provided, however , that (A) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (B) if the stock is traded on the Nasdaq Capital Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above.  Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Stock Options and Stock Appreciation Rights shall be determined in compliance with applicable provisions of the IRC.  The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

"Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

"IRC" means the Internal Revenue Code of 1986, as amended.

"Non-Employee Director" means a director of the Company who qualifies as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act.

"Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

"Other Stock-Based Benefits" means an Award granted under Section 6.9 of this Plan.

"Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

"Payment Event" means the event or events giving rise to the right to payment of a Performance Award.

"Performance Award" means an Award payable in Common Stock that vests and becomes payable over a period of time upon attainment of pre-established, objective performance criteria established in connection with the grant of the Award, which may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations.

"Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the IRC.  If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of one or more Qualifying Performance Criteria.

                 "Permanent Disability" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award;  provided, however,  that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to  Section 6.1(e) , Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e)(3) of the IRC.

"Permitted Transferee" means: (a) Edward G. Atsinger III, Stuart W. Epperson, or Nancy A. Epperson; (b) the spouse, child or grandchild of any of the persons described in (a); (c) a revocable trust funded by any of the persons described in (a); or (d) a trust for the benefit of any of the persons described in (a) so long as one of the persons described in (a) is the trustee of such trust.

"Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

"Phantom Stock" means an Award granted under Section 6.9 of this Plan.

"Plan" means this Amended and Restated 1999 Stock Incentive Plan of the Company (as amended and restated through June 3, 2009).

"Plan Term" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

"Purchase Price" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Qualifying Performance Criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliated Entity, either individually, alternatively or in any combination, and measured either annually (or over such shorter period) or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, depreciation and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, and (j) return on operating revenue.

"Recipient" means an Eligible Person who has received an Award under this Plan.

"Reorganization" means any merger, consolidation or other reorganization.

"Restricted Stock" means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

"Rule 16b-3" means Rule 16b-3 under the Exchange Act.

"Second Amendment to the Plan" means the Second Amendment to the Amended and Restated Salem Communications Corporation 1999 Stock Incentive Plan, dated as of June 11, 2003, which amended the Plan to increase the number of shares of Common Stock available under the Plan, among other things.

"Securities Act" means the Securities Act of 1933, as amended.

"Significant Stockholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

"Stock Appreciation Right" means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Stock Appreciation Right, to the date of exercise.

"Stock Bonus" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 of this Plan as a bonus for services rendered or for any other valid consideration under applicable law.

"Stock Option" means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

"Stock Payment" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

"Stock Sale" means a sale of Common Stock to an Eligible Person under Section 6.8 of this Plan.

"Subsidiary Corporation" means any Subsidiary Corporation as defined in Section 424(f) of the IRC.